Exhibit 99.1

Hycroft Mining Holding Corp.
4300 Water Canyon Road
Unit 1
Winnemucca, NV 89445

NEWS RELEASE

HYCROFT LAUNCHES LARGEST EXPLORATION PROGRAM IN NEARLY A DECADE

WINNEMUCCA, NV, July 18, 2022 - Hycroft Mining Holding Corporation (Nasdaq: HYMC) (“Hycroft” or the “Company”), a gold and silver development company which owns the Hycroft Mine in the prolific mining region of Northern Nevada, is pleased to announce its 2022-2023 exploration program.

As the Company continues the engineering and design work for the next phase of operations, it will be conducting the largest exploration program at the Hycroft Mine in nearly a decade. There has been no exploration drilling at Hycroft since 2014 and, prior to that, drilling was focused on step-out drilling from the known pits for heap leach operations. Today, the Company is focusing on the higher-grade opportunities identified in the 2021 program and for the first time at Hycroft, a systematic approach to understanding the genesis of this world class scale deposit, including potential feeder systems. Hycroft is a low-sulfidation, epithermal system with numerous banded quartz veins similar to Midas-style mineralization yet there has been no prior focus on understanding these veins and what they may mean to potential feeder systems.

The 2022-2023 exploration program at the Hycroft Mine will comprise approximately 125,000 feet of reverse circulation (“RC”) drilling and approximately 20,000 feet of core drilling. The RC drill rig is on site and the core drill rig is expected to arrive on site later in July. The RC drilling is being conducted by National EWP Inc. of Elko, NV and the core drilling will be conducted by First Drilling LLC of Montrose, CO.

The focus of the 2022-2023 exploration activities are:

•Drilling to expand and extend the high-grade Vortex Zone
◦including, follow up on the intercepts encountered in the 2021 drill program which returned 51.8 meters (170 feet) grading 2.47 grams per tonne (“g/t”) (0.072 ounces per ton (“opt”) gold and 25.5 g/t (0.744 opt) silver (H21R-5592) in drill hole H21R-559 (see news release dated February 22, 2022);
•Following up higher-grade intercepts from the 2021 drill program
◦Approximately 102 intercepts (1.5 meter intervals) averaging 4.1 grams per metric ton (“g/t”) or 0.13 ounces per ton (“opt”) gold and 85.3 g/t (2.73 opt) were encountered;
•Drilling three zones at depth that were identified in prior geophysics work indicating high potential for feeder zones; and
•Targeted drilling outside the known resource area to assess district potential. More than 60,000 acres of the Company’s land position has not been explored.

The Company will also conduct targeted infill drilling within the existing deposits where there is limited drilling. Based on the geology and surrounding drill results, the Company is optimistic that the additional limited drilling could convert material currently modeled as waste to an ore classification in the resource model. This would reduce the strip ratio, haulage costs, equipment costs, and increase revenue in the ongoing engineering and design work. Additionally, based upon the results of such additional infill drilling, Inferred Mineral Resources could be upgraded to higher resource classifications inside and adjacent to the current pit limits.

Diane R. Garrett, President & CEO commented “We are grateful to our shareholders and all who contributed to our solid financial position that affords us the ability to advance our corporate strategy of focusing on higher grade opportunities at Hycroft as we work to complete the technical studies for the sulfide mill operation. Hycroft is one of the largest gold and silver deposits in the world located in the Tier 1 mining jurisdiction of Nevada, USA.“

Alex Davidson, Vice President, Exploration commented, “From the 2021 metallurgical drill program, we observed that high-grade mineralization occurs at the intersection of the steeply dipping north-south trending faults1 and the east-west faults2. These geologic controls of the higher-grade mineralization that are known at Hycroft are similar to structures seen at the historic high-grade past-producing, Rosebud gold mine, which is surrounded by our land position. We believe that there remains untapped potential at Hycroft and many of our findings during 2021 support this opportunity. With the largest exploration program in nearly a decade, we will continue to build on the work to date and investigate the opportunities identified. Findings of higher grade will be critical to the overall design of the processing plant, the mill throughput rate and mine plan sequencing.”

The results of this exploration program, together with the 2021 metallurgical drill program results will be used for the geologic modelling, updated resource models and mine planning activities associated with the technical studies underway for the sulfide mill operation. The 2022-2023 exploration program expenditures are anticipated to be approximately US$ 15-20 million. Exploration activities, targets and expenditures will evolve based on information and results obtained.

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1 North-south trending faults include: Range, West Splay, Central, Albert, Break, Ice, Fire and East.
2 East-west faults include: Camel, South Brimstone, Prill and Ramp.

About Hycroft Mining Holding Corporation
About Hycroft Mining Holding Corporation
Hycroft is a US-based, gold and silver company developing the Hycroft Mine located in the world-class mining region of Northern Nevada.

FOR FURTHER INFORMATION contact info@hycroftmining.com or visit our website at www.hycroftmining.com.

Diane R. Garrett,
President & CEO
(210) 621-4200

Cautionary Note Regarding Forward-Looking Statements

This news release contains “forward-looking statements” within the meaning of Section 27A of the United States Securities Act of 1933, as amended, Section 21E of the Unites States Securities Exchange Act of 1934, as amended, or the Unites States Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included herein and public statements by our officers or representatives, that address activities, events or developments that our management expects or anticipates will or may occur in the future, are forward-looking statements, including but not limited to such things as future business strategy, plans and goals, competitive strengths and expansion and growth of our business. The words “estimate”, “plan”, “anticipate”, “expect”, “intend”, “believe” “target”, “budget”, “may”, “can”, “will”, “would”, “could”, “should”, “seeks”, or “scheduled to” and similar words or expressions, or negatives of these terms or other variations of these terms or comparable language or any discussion of strategy or intention identify forward-looking statements. Forward-looking statements address activities, events or developments that the Company expects or anticipates will or may occur in the future and are based on current expectations and assumptions. Forward-looking statements include, but are not limited to (i) risks related to changes in our operations at the Hycroft Mine including risks associated with the cessation of mining operations at the Hycroft Mine; uncertainties concerning estimates of mineral resources; risks related to a lack of a completed feasibility study; and risks related to our ability to re-establish commercially feasible mining operations; (ii) industry related risks including fluctuations in the price of gold and silver; the commercial success of, and risks related to, our development activities; uncertainties and risks related to our reliance on contractors and consultants; availability and cost of equipment, supplies, energy, or reagents. These risks may include the following and the occurrence of one or more of the events or circumstances alone or in combination with other events or circumstances, may have a material adverse effect on the Company’s business, cash flows, financial condition and results of operations. Please see our “Risk Factors” set forth our Annual Report on Form 10-K for the year ended December 31, 2021, and other reports filed with the SEC for more information about these and other risks. You are cautioned against attributing undue certainty to forward-looking statements. Although we have attempted to identify important factors that could cause actual results to differ materially from those described in forward-looking statements, there may be other factors that cause results not to be as anticipated, estimated or intended. Although these forward-looking statements were based on assumptions that the Company believes are reasonable when made, you are cautioned that forward-looking statements are not guarantees of future performance and that actual results, performance or achievements may differ materially from those made in or suggested by the forward-looking statements contained in this news release. In addition, even if our results, performance, or achievements are consistent with the forward-looking statements contained in this news release, those results, performance or achievements may not be indicative of results, performance or achievements in subsequent periods. Given these risks and uncertainties, you are cautioned not to place undue reliance on these forward-looking statements. Any forward-looking statements made in this news release speak only as of the date of those statements, and we undertake no obligation to update those statements or to publicly announce the results of any revisions to any of those statements to reflect future events or developments. Further we can provide no assurance regarding the results or findings of the drilling program or that mineralization at the Rosebud Mine will be consistent with the Hycroft property.